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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                                   Pursuant to

                             Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 28, 2003

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                      APPLIED EXTRUSION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  0-19188                51-0295865
      (State or other             (Commission           (I.R.S. Employer
jurisdiction of incorporation)    File Number)        Identification Number)


                                  15 Read's Way
                           New Castle, Delaware 19720
          (Address of principal executive offices, including zip code)

                                 (302) 326-5500
              (Registrant's telephone number, including area code)

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                               Page 1 of 4 pages.

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Item 9.  DISCLOSURE FURNISHED PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND
         FINANCIAL CONDITION

         On July 28, 2003, Applied Extrusion Technologies, Inc. issued a press release announcing its financial results for its third fiscal quarter ended June 30, 2003. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

         The press release includes non-GAAP financial measures as defined in the Securities and Exchange Commission's Regulation G. The release presents EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization) numbers, which management believes provide investors additional insight into our operating performance and our ability to service our debt and cover capital expenditures, including the company's compliance with certain covenants included in its Amended and Restated Credit Agreement dated as of January 21, 2003.

         Management uses this non-GAAP financial measure to evaluate underlying trends affecting the company's past performance, future prospects and ability to service its debt. EBITDA should not be viewed as a substitute for or superior to net income or other data prepared in accordance with GAAP as measures of our profitability or liquidity. EBITDA is not determined using GAAP. Therefore, such information is not necessarily comparable to similarly titled measures provided by other companies. A table reconciling EBITDA to net income, the most directly comparable financial measure, is attached to the press release.

         The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  APPLIED EXTRUSION TECHNOLOGIES, INC.

                                  By:      /s/ BRIAN P. CRESCENZO
                                           ----------------------
                                           Name: Brian P. Crescenzo
                                           Title: Vice President Finance,
                                           Secretary and Treasurer

Date: July 30, 2003

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                                  EXHIBIT INDEX

Exhibit 99.1     Press Release dated July 28, 2003.